UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Walkers Corporate Limited 190 Elgin Avenue Grand Cayman
George Town ,Cayman Islands		KY1-9008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

2000 Center Drive, Suite East A401
Hoffman Estates, Illinois 60192

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBMF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 14, 2026, Cambium Networks, Ltd (“CNL”), an indirect, wholly-owned subsidiary of Cambium Networks Corporation (the “Company”), entered administration in England and Wales under Schedule B1 to the Insolvency Act 1986, and David Shambrook, Gordon Thomson, Joe Barry and James Woodhead of RSM UK Restructuring Advisory LLP were appointed as joint administrators of CNL (the “Administrators”). Also as previously disclosed, on September 22, 2026, CNL (in administration) sold the business and assets relating to the Company’s defense business and certain fixed broadband product lines to Airspan Communications Limited (“Airspan”) (the “Airspan Sale”). Following the Airspan Sale, the Administrators continued to market the remainder of CNL’s business and assets.

Sale of Remaining Business and Group Subsidiaries

On October 14, 2026, CNL (in administration), the Administrators and Univastu UK Limited, a company incorporated in England and Wales (“Univastu”), entered into a Business Sale Agreement (the “Business Sale Agreement”) pursuant to which CNL sold to Univastu, as a going concern, the business and assets relating to the Company’s remaining product lines, including its ePMP and PTP 550 fixed wireless products, PON (fiber), cnRanger, Wi-Fi access point, switching and Network Security Edge products, and the cnMaestro management platform (the “Remaining Business”). The assets sold include the goodwill of the Remaining Business (including the right to carry on business under the “Cambium” and “Cambium Networks” names), plant and machinery, inventory and demonstration equipment, business records, customer and supplier contracts, the intellectual property rights predominantly used in the Remaining Business, CNL’s rights under the transitional services agreement and license agreement entered into with Airspan in connection with the Airspan Sale, and all shares held by CNL in its subsidiaries, including Cambium Networks, Inc. and CNL’s subsidiaries in India, Mexico, China, Hong Kong, Colombia, Brazil, the Netherlands, Argentina, Singapore and South Africa (the “Group Subsidiaries”). Univastu assumed liabilities under the transferred contracts (other than accounts payable), liabilities relating to the transferred assets, employees and products, and the obligation to complete the separation of the cnMaestro platform. Accounts receivable, cash, insurance and tax assets and claims were excluded from the sale. Employees of CNL and the Group Subsidiaries assigned to the Remaining Business transferred to Univastu by operation of law.

The purchase price was approximately US$5.1 million in cash (the “Purchase Price”), of which approximately US$0.3 million had previously been paid by Univastu to CNL as a non-refundable deposit, with the balance paid at completion. The sale (the “Sale”) was completed simultaneously with the execution of the Business Sale Agreement and was not subject to any closing conditions. In connection with the Sale, CNL agreed to cease use of the “Cambium” name, subject to customary exceptions, and to confirm the transfer of the Remaining Business to third parties.

The assets were sold on an “as is” basis with no warranties as to title, condition or otherwise, the Administrators act as agents of CNL without personal liability, and no recourse may be had under the Business Sale Agreement against the Company, its shareholders or any fund managed or advised by Vector Capital Management, L.P. or its affiliates.

Other than in respect of the Sale and the Business Sale Agreement, there are no material relationships between the Company or any of its affiliates and Univastu or any of its affiliates.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Sale was completed on October 14, 2026.

The Company does not expect to retain any of the net proceeds of the Sale. As previously disclosed, substantially all of the assets of CNL are subject to security interests in favor of Bank of America, N.A. under the Company’s secured credit facility (the “Credit Facility”), and the proceeds of the Sale were paid to CNL, acting by the Administrators, for application in the administration. The Company expects that, after payment of the costs and expenses of the administration and of the Sale, all remaining net proceeds will be applied to the repayment of amounts outstanding under the Credit Facility, which exceed the aggregate consideration received in the Airspan Sale and the Sale. The Company therefore does not expect that any proceeds will be available for distribution to unsecured creditors of CNL or to the Company, and does not expect that any value from the Sale will be available for distribution to holders of the Company’s ordinary shares.

Following completion of the Sale, CNL has disposed of substantially all of its business lines and operating assets, and, as a result of the transfer of the Group Subsidiaries to Univastu, the Company no longer has any operating subsidiaries. The Company expects that CNL will in due course proceed from administration into liquidation and that the Company will thereafter be dissolved and wound up in accordance with the laws of the Cayman Islands. The Company cautions that its ordinary shares are highly speculative and that shareholders should expect a complete loss of their investment.

Item 9.01 Financial Statements and Exhibits.

2.2*	Business Sale Agreement, dated as of October 14, 2026, by and among Cambium Networks, Ltd (in administration), the joint administrators named therein and Univastu UK Limited
104	Cover Page Interactive Data File (formatting in Inline XBRL and contained in Exhibit 101)

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements relating to the expected application of the proceeds of the Sale, the expected repayment of amounts outstanding under the Credit Facility, the expectation that no proceeds will be available for distribution to unsecured creditors or shareholders, the Company’s plans to wind down its remaining operations, the anticipated liquidation of CNL, and the anticipated dissolution and winding up of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control, including actions taken by the Administrators, Univastu, the Company’s secured lender and other creditors, and the courts. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the Sale or the Airspan Sale is challenged or that claims are asserted against CNL or the Company in connection with them, the risk that any amounts remaining payable to CNL in connection with the Airspan Sale are not paid in whole or in part, the risk that the costs of the administration and wind-down exceed current expectations, and the risk that the liquidation, winding up and dissolution processes take longer or are more costly than anticipated. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	October 19, 2026	By:	/S/ Sally Rau
		Name: Title:	Sally Rau Chief Legal Officer